Exhibit 99.1

Tredegar
CORPORATION

Investor Presentation

November 2013

Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2012 and in our Quarterly Report on Form 10-Q for the quarter ended September 20, 2013. We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.

This presentation contains non-GAAP financial measures that are not determined in accordance with United States GAAP. These non-GAAP financial measures should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with United States GAAP. A reconciliation of those financial measures to United States GAAP financial measures is included under "Supplemental Information" in this presentation and is available on the company's website at www.tredegar.com under "Investors".

The report speaks as of the date thereof. Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein. We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect any change in management's expectations or any change in conditions, assumptions or circumstances on which such statements are based.

Tredegar CORPORATION

Diversified, Global Manufacturer:
Film Products, Aluminum Extrusions

- Superior manufacturing capabilities and track record
  - Integrated manufacturing model with shared best practices and processes
  - Leadership positions in core markets and strong long-term relationships with market-leading customers
  - Senior management team has 115+ years of manufacturing expertise
- Expanding profitable revenue streams while reducing customer and market concentration
- Well positioned for future growth in attractive markets
  - Favorable demographics support large and growing addressable market opportunities
  - Strong competitive position and positive market dynamics to drive results
- Strong financial position
  - Strong balance sheet provides flexibility to invest in growth opportunities
- Actively returning capital to shareholders
  - More than $75MM in share repurchases and dividends paid from 2010 through 2012

Tredegar CORPORATION

Tredegar at a Glance

- Created in 1989: Ethyl Corp. (NewMarket Corp.) spin-off
- Evolved from holding company to premier manufacturing operator
- Superior manufacturing capabilities in plastic films and aluminum extrusions industries
- Leadership positions in core markets and strong long-term relationships with market-leading customers
- 2010 – 2013: significantly optimized operations
  - Refocused company to drive profitable growth in core manufacturing businesses
    - Film Products – strengthened key customer relationships, reduced customer concentration and broadened product offerings
    - Bonnell Aluminum – lowered breakeven, closed unprofitable plant and reduced market concentration in building and construction industry
    - Exited non-core business
    - Committed over $390MM in strategic investments and acquisitions

Key Facts

- NYSE: TG
- Market Cap: $808MM (as of Nov. 15, 2013)
- HQ: Richmond, VA
- Global footprint:
  - 2,700 employees
  - 18+ locations in NA, Europe, Asia, SA
- Quarterly dividend: $0.07 / share

Executing strategy and driving results:
Net Sales up 37% and EPS[1] up 38% since 2009

[1] Diluted earnings per share from ongoing operations. See Note 3 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Tredegar CORPORATION

Tredegar Corporation
Business Segments Overview

- **Film Products**
  - A global leader in the plastic films industry, manufacturing plastic films, elastics and laminate materials primarily for feminine hygiene, diaper, surface protection and flexible packaging applications
  - Acquisition of Terphane Holdings LLC ("Terphane") in October 2011 added specialty polyester films to the portfolio and established Film Products as a leader in flexible packaging in Latin America with target niches in North America and Europe

- **Bonnell Aluminum**
  - Premier extruder for mill (unfinished), anodized, painted and fabricated aluminum extrusions
  - Markets served include building and construction, consumer durables, transportation, machinery and equipment, electrical and distribution
  - Acquired AACOA, Inc. ("AACOA") in October 2012, a leading manufacturer, fabricator and anodizer of aluminum extrusions with operations in Niles, MI, and Elkhart, IN



Tredegar CORPORATION

Tredegar Business Profile

Net Sales[1] by Segment


Aluminum Extrusions 33%
Film Products 67%

$932MM in net sales[1] in LTM September 2013

Net Sales[1] by Geography


Latin America 13%
Asia 12%
Europe 12%
North America 63%

$932MM in net sales[1] in LTM September 2013

[1] Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Global footprint



North America Films
- Bloomfield, NY
- Lake Zurich, IL
- Morrisville, NC*
- Pottsville, PA
- Red Springs, NC*
- Richmond, VA*
- Terre Haute, IN

Bonnell
- Newnan, GA
- Carthage, TN
- Elkhart, IN
- Niles, MI

Europe - Films
- Kerkrade, The Netherlands
- Rétság, Hungary

South America - Films
- São Paulo, Brazil
- Cabo de Santo Agostinho, Brazil

Asia - Films
- Guangzhou, China
- Shanghai, China
- Pune, India

*Leased facilities

Tredegar CORPORATION

Strategy and Key Market Drivers

Executing our Growth Strategy

Strategy:

- Leverage core manufacturing capabilities to accelerate profitable growth
- Increase market share while diversifying customer base and expanding product offerings
- Pursue adjacent acquisitions as part of growth and diversification strategy
- Continue to derive benefits from previously executed strategic acquisitions

Key Market Drivers:

- Growth for personal care products occurring in emerging markets as middle class expands and new users enter market
- Demographic changes with aging baby-boomers consuming retail adult incontinence products, particularly in developed markets
- Electronics and display market is expanding with strong growth in tablet and smartphone segments
- Continued adoption of plastic over traditional materials such as cardboard and metal for packaging applications
- 2014 World Cup and 2016 Olympics expected to improve demand in flexible packaging market in Brazil
- Nonresidential building and construction recovery opportunity
- Growing aluminum content in vehicles, driven by new CAFE (corporate average fuel economy) standards, expected to outpace overall growth rate of automobiles in auto industry

Tredegar CORPORATION

Investing in Attractive Markets for Long-Term Growth

Strategic Acquisitions and Organic Investments: Committed $390MM from 2010[1]

Strategic Acquisitions: $245MM

- Flexible packaging acquisition broadened Films Products' product offering and strengthened presence in Latin America (2011)
- AACOA acquisition provided market diversification and brought value-add fabrication capabilities for Bonnell Aluminum (2012)
- Bright View Technologies developing product portfolio of engineered optics for attractive LED and CFL lighting markets (2010)

Investments in Organic Growth: $145MM

- Emerging markets and technologies for Film Products
- North American automotive market for Bonnell Aluminum
- Expected project returns in the high teens[2]

[1] Details on pages 14-17, 24

[2] Represents management's long-term estimate prepared using data from industry publications and its market knowledge and experience. Management's estimate has not been verified by any independent source and is subject to various risks and uncertainties, which could cause actual results to materially deviate from the estimate. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.

Tredegar CORPORATION

Tredegar
CORPORATION



Film Products Overview

Overview of Film Products

- Tredegar Film Products manufactures plastic films, elastics and laminate materials
- Manufacturing in the United States, The Netherlands, Hungary, China, Brazil and India
- Terphane acquisition further expanded films business in Latin America and the United States
- Tredegar has a leadership position in the markets we serve
  - **Personal Care** – One of the largest global suppliers of apertured, breathable, elastic and embossed films and film laminate materials for personal care markets
  - **Surface Protection** – single and multi-layer surface protection films used in high technology (display) applications
  - **Flexible Packaging** – specialized polyester ("PET") films used in packaging applications, with an emphasis on food packaging
  - **Films for Other Markets** – films combining multiple technology platforms for application-specific functionality, focused primarily on engineered optics for the illumination market
  - **Overwrap Films** – thin-gauge polyethylene films with overwrap packaging applications for paper products and polypropylene films for packaging

Tredegar CORPORATION

Film Products

Market Dynamics and Strategic Initiatives

Market Dynamics	Strategic Initiatives
➢ Consumer buying trends indicate a shift to value-segment products in developed markets, affecting personal care ➢ Low growth rate for diapers and feminine hygiene products in developed markets	➢ Broaden product offerings to meet consumer needs in the value segment ➢ Accelerate pace of innovation and new product introduction, building on key strengths of Bright View and Terphane
➢ Growth for personal care products occurring in emerging markets as new users enter market through non-premium products	➢ Expand geographic reach, focusing on products that appeal to consumers in emerging markets (China, India, Russia and Brazil)
➢ Opportunities in developed markets reflect growth of new market segments (e.g., adult incontinence, flexible packaging products)	➢ Exploit growth in new segments such as adult incontinence to become clear share leader
➢ Electronics and display market is expanding with strong growth in tablet and smartphone segments of electronics and display	➢ Continue to lead in technology, state-of-the-art quality and service to strategic accounts
➢ Growth for flexible packaging is occurring as food industry innovates in new packaging design and functionality	➢ Focus on food packaging while maintaining leadership position in Brazil and innovate to drive high value solutions

Tredegar CORPORATION

Film Products

Focus on Research and Development

- **Strategic Priority: To improve the pace and quality of our innovation pipeline**

- **Recent Product Development Activity**
  - High performance elastics for baby diaper side panels and ears
  - Upgrades for adult incontinence products
  - Forcefield Pearl™ – next generation of surface protection films for high quality advanced thin film LCD displays
  - Highly reflective films for illumination applications
  - Matte film with "paper-like" feel and appearance for flexible packaging applications







Tredegar CORPORATION

Film Products

Sales by Region and Product Category

Net Sales[1] by Region	Net Sales[1] by Major Product Category

($622MM Net Sales in LTM September 2013)



19%
44%
18%
19%
North America
Europe
Asia
Latin America



9%
2%
30%
14%
21%
4%
20%
Personal Care-Feminine Hygiene
Personal Care-Baby Diaper
Personal Care-Adult Incontinence
Flexible Packaging
Surface Protection
Overwrap Films
Films for Other Markets

Addition of flexible packaging in late 2011 has broadened our product portfolio and strengthened our presence in Latin America

Reflects inclusion of Terphane subsequent to acquisition date of 10/24/11.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Film Products

Net Sales[1] & Adjusted EBITDA[2]



Adjusted EBITDA
Net Sales
$455
$521
$536
$612
$459
$470
$97
$101
$96
$109
$81
$82
2009
2010
2011
2012
2012
2013
Annual
3Q YTD

2009 – 2012

- Bright View startup acquired in 2010 (Operating Losses $3-4MM annually)
- Terphane acquisition added net sales of $138MM in 2012
- Recovery of Surface Protection and Personal Care films volumes in the second half of 2012

2013 YTD

- Continued recovery of Surface Protection and Personal Care volumes
- Challenging market conditions in Flexible Packaging films tied to the slow global economy, particularly in Brazil - expected to continue for the near term

Reflects inclusion of Terphane subsequent to the acquisition date of 10/24/11 and Bright View subsequent to the acquisition date of 2/3/10.

[1] Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure
[2] See Note 2 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Tredegar CORPORATION

Investing in Attractive End Markets for Long-Term Growth

Film Products – Committed $320MM From 2010

Flexible Packaging: expanding global capacity to benefit from growth in emerging markets

- **$264MM committed**
- **Market dynamics**
  - High-value specialty PET (polyethylene terephthalate) film offers technical advantages
  - End-user demand growing for convenience foods, lighter packaging and branded consumer products
  - PET films demand forecasted to grow ~ 6% per year from 2014 to 2017[1]
  - PET cycle recovery driven by middle class consumption in emerging markets; for Tredegar, Brazilian market is key

	Date	Dollars Committed ($MM)	Highlights	Growth Opportunity	Diversified Customer Base	Geographic Expansion
Acquisitions						
TERPHANE **Flexible packaging for food industry**	Oct. 2011	$184	➢ Leader in PET flexible packaging in Brazil ➢ Facility in U.S. serving higher value niche applications ➢ Added ~ $138MM in net sales in 2012	✓	✓	✓
Investments						
Additional capacity in Brazilian Film Products Flexible Packaging line	Late 2012 – Early 2014	$80	➢ Capture growth in flexible packaging for food industry (South America/Brazil) ➢ Line capacity of 28,000 metric tons	✓	✓	✓

[1] PCI Films Consulting Ltd., *"World Market for BOPET Films to 2017"*, January 2013

Tredegar CORPORATION

Investing in Attractive End Markets for Long-Term Growth

Film Products – Committed $320MM From 2010

Personal Care: expanding global capacity to benefit from growth in emerging markets

- **$16MM committed**

- **Market dynamics**
  - Positive global market growth trends for absorbent products expected through 2017[1]:
    - Global market growth of ~4% per year, driven by emerging market growth[1]
      - Baby diapers expected to grow ~5%[1]
      - Feminine hygiene expected to grow ~4% [1]
      - Adult incontinence products expected to grow ~8% [1]
  - Low penetration in countries with large and growing populations for feminine hygiene, baby diapers and adult incontinence products
  - Middle class growth in emerging markets will shift consumption from lower-tier to premium products

Investments	Date	Dollars Committed ($MM)	Highlights	Growth Opportunity	Diversified Customer Base	Geographic Expansion
Premium Topsheet for Feminine Hygiene	2010 – 2012	$5	➢ Added capacity in Hungary	✓	✓	✓
Expanded Footprint and Capacity in Growing Asia Market	2010 – 2014	$8	➢ Opened facility in Pune, India in 2010 ($5MM) ➢ New line in Pune, India ($2MM) ➢ Added elastic film capability in Shanghai, China ($1MM)	✓	✓	✓
Brazilian Film Products Personal Care	2012 – 2013	$3	➢ Provide local supply of apertured film and support expected growth in region	✓	✓	✓

[1] Price Hanna Consultants, *Global Outlook Report for Hygiene Absorbent Products*, February 2013

Tredegar CORPORATION

Investing in Attractive End Markets for Long-Term Growth
Film Products – Committed $320MM From 2010

Surface Protection: expanding footprint/capacity to benefit from growth in Asia

- **$23MM committed**
- **Market dynamics**
  - New technologies for high-end TVs, tablets and smartphones driving growth
  - Growth of middle class in emerging markets and expanded use of touch screen technology supports near-term demand
    - Global flat panel display market to grow ~6% CAGR from 2013 to 2017[1]
    - Tablet and smartphone shipments expected to grow ~16% CAGR from 2013 to 2017[1]
    - Flat panel display revenue for tablets/smartphones to exceed revenue for TVs by 2015 and expecting to grow ~18% per year to ~$65B by 2016[1]
  - Increasing quality demands to meet high-performance specifications driving growth of high-value products

Investments	Date	Dollars Committed ($MM)	Highlights	Growth Opportunity	Diversified Customer Base	Geographic Expansion
Upgraded Existing Production Lines	2010 – 2012	$5	➤ Line enhancements to meet high performance product specifications	✓	✓	✓
Expanded Footprint and Capacity in Growing Asia Market	2013 – 2014	$18	➤ Approval for new Film Products line in Guangzhou, China; online in 2015; expected to add more than $20MM in revenues by 2016[2]	✓	✓	✓

[1] NPD DisplaySearch, *U.S. Flat Panel Display Conference*, March 2013

[2] *Represents management's long-term estimate prepared using data from industry publications and its market knowledge and experience. Management's estimate has not been verified by any independent source and is subject to various risks and uncertainties, which could cause actual results to materially deviate from the estimate. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.*

Tredegar CORPORATION

Investing in Attractive End Markets for Long-Term Growth

Film Products – Committed $320MM From 2010

Specialty Lighting Films: developing broad product portfolio of engineered optics to serve the rapidly growing illumination market

- **$16MM committed, including February 3, 2010 acquisition of Bright View Technologies ($5MM)**
- **Market dynamics**
  - Rapid adoption of LED lighting and emphasis on energy efficiency driving global growth
  - Opportunities to grow share in highly fragmented market
  - Strong growth forecasted for engineered optics market (LED lighting market projected to grow over 30% per year through 2016[1])

	Date	Dollars Committed ($MM)	Highlights	Growth Opportunity	Diversified Customer Base	Geographic Expansion
Acquisitions/Development Costs						
BrightView Technologies – Infinite Possibilities Through Microstructures **Developer of diffusers for LED lighting**	Feb. 2010	$16	➢ Early-stage company with broad product offering of diffusers and reflectors for attractive LED and CFL lighting market ➢ Integrated into Tredegar Film Products business in 2012 ➢ Develops and commercializes high performance reflective films ➢ Anticipated breakeven by 2016[2]	✓	✓	✓

[1] PwC, "The LED Industry", October 2012

[2] *Represents management's long-term estimate prepared using data from industry publications and its market knowledge and experience. Management's estimate has not been verified by any independent source and is subject to various risks and uncertainties, which could cause actual results to materially deviate from the estimate. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.*

Tredegar CORPORATION



Bonnell Aluminum:
Aluminum Extrusions Overview

Overview of Bonnell Aluminum

- Bonnell is among the leading manufacturers of custom aluminum extrusions in North America
- Four U.S. manufacturing locations in Tennessee, Georgia, Indiana and Michigan
- 2012 AACOA acquisition expanded addressable market opportunities
  - Expanded customer base in new markets
  - New fabrication capabilities for higher margin value-add products
  - $83MM pro forma net sales in 2012[1]
- 2012 net sales[2] of $245MM (volume of 115 MM lbs.)
- Markets we serve:
  - Nonresidential construction
  - Commercial windows and doors, curtain walls and storefronts
  - Consumer durables, including recreational products
  - Transportation (automotive structural components)
  - Machinery and equipment
  - Distribution (custom shapes)

[1] *AACOA, Inc. acquired on 10/1/12.*
[2] *Net sales represent sales less freight. See Note 1 in Supplemental Information for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Bonnell Aluminum

Market Dynamics and Strategic Initiatives

Market Dynamics	Strategic Initiatives
➢ Sensitivity to economic conditions in end-use markets, particularly in construction ➢ Extrusion shipments for automotive, transportation, consumer durables and electrical markets up double digits in 2012*	➢ Integrate AACOA acquisition and execute on opportunities for growth outside of building and construction ➢ Expand into the automotive market with new press project in Newnan, GA
➢ Construction segment volume, up ~4% in 2012 compared to 2011*	➢ Extend geographic reach to grow profitably in western United States and Canada ➢ Capitalize on the capabilities of our large press in Carthage, TN
➢ Overall extrusion volume grew ~8% in 2012 vs. 2011 but was 31% below cyclical peak in 2006*	➢ Leverage operating improvements as markets recover and volume increases ➢ Apply Lean Six Sigma techniques across the business to further improve product performance, quality, service and cost

* Statistics for extruded shapes provided by The Aluminum Association

Bonnell Aluminum

Diversified Customer Base

- Aluminum extrusions sold to fabricators and distributors through a dedicated sales force
- Bonnell targets complex, customized, service-intensive business in order to differentiate itself from high volume, standard extrusion applications
- Large, diverse customer base with over 1,300 active accounts
- No single customer accounts for more than 5% of total volume





Bonnell Aluminum

Volume by End Market

(143MM pounds in LTM September 2013)

Volume by End Market



61%
7%
6%
11%
4%
7%
4%
Building & Construction, Nonresidential
Building & Construction, Residential
Transportation (includes automotive)
Consumer Durables
Distribution
Machinery and Equipment
Electrical

Acquisition of AACOA in late 2012 adds fabrication capabilities and provides opportunity to grow in non-construction end markets such as transportation, consumer durables and machinery and equipment

Volume reflects inclusion of AACOA subsequent to acquisition date of 10/1/12.

Bonnell Aluminum

Net Sales[1] & Adjusted EBITDA[2]



Adjusted EBITDA
Net Sales
$178
$200
$240
$245
$173
$236
$1
$5
$12
$17
$13
$19
2009
2010
2011
2012
2012
2013
Annual
3Q YTD

2009 – 2012

- Low single-digit nonresidential building and construction growth
- Lower breakeven through productivity gains and Kentland plant shutdown (fully closed 3Q12)
- Accretive 4Q12 AACOA acquisition

2013 YTD

- Favorable impact of AACOA acquisition ($4MM YTD)
- Cost savings from Kentland shutdown ($2.3MM YTD)
- Sluggish building and construction growth

Reflects inclusion of AACOA subsequent to acquisition date of 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

[2] *See Note 2 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Investing in Attractive End Markets for Long-Term Growth

Aluminum Extrusions – Committed $70MM From 2010

Bonnell Aluminum: Positioned to benefit from expanded manufacturing capabilities, market diversification and strengthening of the U.S. nonresidential building and construction market

- **Market dynamics**
  - U.S. Nonresidential building and construction market recovery opportunity
    - Recovery lagging; approximately 5% above five-year low[1]
  - North American light vehicle market expected to grow ~18% from 2012 to 2017[2]
    - U.S. Corporate Average Fuel Economy (CAFE) requirements driving growth of lighter weight components
    - Automotive aluminum extrusion demand, expected to grow ~38% from 2012 to 2017[2]

	Date	Dollars Committed ($MM)	Highlights	Growth Opportunity	Diversified Customer Base	Geographic Expansion
Acquisitions						
AACOA **Aluminum anodizing, extrusions and fabrication**	Oct. 2012	$55	➢ Recognized quality leader in anodizing ➢ Value-added fabrication capabilities ➢ ~$83MM in pro forma net sales (2012)[3]	✓	✓	
Investments						
Investment in Automotive Strategy	2013-2014	$15	➢ Installation of new press in Newnan, GA primarily focused on automotive market ➢ To date, awarded three automotive programs for three different OEMs ➢ Expected to add more than $15MM of sales by 2016[4]	✓	✓	

1 *FMI: Construction Put in Place - 3rd Quarter 2013 Report*
2 Ducker Worldwide, *Ducker Worldwide Analysis Report,* August 2012
3 *AACOA, Inc. acquired on 10/1/12.*
4 *Represents management's long-term estimate prepared using data from industry publications and its market knowledge and experience. Management's estimate has not been verified by any independent source and is subject to various risks and uncertainties, which could cause actual results to materially deviate from the estimate. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.*

Tredegar CORPORATION

Tredegar CORPORATION

Financial Results

Tredegar Corporation

Net Sales[1] & EPS from Ongoing Operations[2]



EPS from Ongoing Ops
Net Sales
$633
$720
$776
$857
$632
$706
$.85
$.88
$.87
$1.20
$.90
$.88
2009
2010
2011
2012
2012
2013
Annual
3Q YTD

2009 – 2012

Net Sales up 35%, EPS from Ongoing Operations up ~ 40%

- Accretive acquisitions of Terphane and AACOA
- Recovery of Surface Protection and Personal Care films in the second half of 2012
- Productivity and cost reductions at Bonnell
- Increase in non-cash pension expense of $11MM
- Effective tax rate for income from Ongoing Operations at 26%[3] in 2012

2013 YTD

- Impact of 4Q12 AACOA acquisition
- Continued headwinds with challenging market conditions in Flexible Packaging
- Increase in non-cash pension expense of $4MM
- Corporate project expenses of $1.2MM
- Effective tax rate for income from Ongoing Operations at 31% (geographic income mix)

Results include Terphane subsequent to the acquisition date of 10/24/11; Bright View subsequent to the acquisition date of 2/3/10; and AACOA subsequent to the acquisition date of 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

[2] *Diluted earnings per share from ongoing operations. See Note 3 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

[3] *See Note 7 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Financial Summary

Annual Historical Financials

Net Sales[1] ($MM)


$1,200
$900
$600
$300
$0
$633
$720
$776
$857
$932
2009
2010
2011
2012
LTM

Adjusted EBITDA[2] ($MM)


$150
$100
$50
$0
$84
$90
$92
$104
$104
2009
2010
2011
2012
LTM

Earnings Per Share from Ongoing Ops[3] ($)


$1.50
$1.00
$0.50
$0.00
$.85
$.88
$.87
$1.20
$1.17
2009
2010
2011
2012
LTM

Adjusted EBITDA less CapEx[2] ($MM)


$100
$80
$60
$40
$20
$0
$50
$69
$76
$70
$36
2009
2010
2011
2012
LTM

Results include Terphane subsequent to the acquisition date of 10/24/11; Bright View subsequent to the acquisition date of 2/3/10; and AACOA subsequent to the acquisition date of 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

[2] *See Note 2 in Supplemental Financial Information for more information on this non-GAAP financial measure. See Capital Expenditures Summary on page 34.*

[3] *Diluted earnings per share from ongoing operations. See Note 3 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Select Financial Performance

Segment Adjusted EBITDA[1] , Ongoing Operations ($MM)


Film Products
Bonnell Aluminum
98
1
97
106
5
101
108
12
96
126
17
109
134
23
111
2009
2010
2011
2012
LTM

	2009	2010	2011	2012	LTM
Combined Segment Adj. EBITDA[1] Margin %:	15.5%	14.7%	13.9%	14.7%	14.4%
Films Adj. EBITDA[1] Margin %:	21.3%	19.4%	17.9%	17.8%	17.8%
Bonnell Adj. EBITDA[1] Margin %:	0.6%	2.5%	4.9%	6.8%	7.5%

Film Products reflects inclusion of Terphane subsequent to the acquisition date of 10/24/11 and Bright View subsequent to the acquisition date of 2/3/10, and Bonnell Aluminum reflects inclusion of AACOA subsequent to the acquisition date of 10/1/12.

[1]*Segment Adjusted EBITDA excludes corporate overhead expense. See Note 2 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Tredegar CORPORATION

Financial Summary – Film Products

Annual Historical Financials

Net Sales[1] ($MM)



$800
$600
$400
$200
$0
$455
$521
$536
$612
$622
2009
2010
2011
2012
LTM

Adjusted EBITDA[2] ($MM)



$120
$80
$40
$0
$97
$101
$96
$109
$111
2009
2010
2011
2012
LTM

Volume (lbs. MM)



300
250
200
150
100
50
0
207
221
219
270
274
2009
2010
2011
2012
LTM

Adjusted EBITDA less CapEx[2] ($MM)



$100
$80
$60
$40
$20
$0
$85
$85
$83
$79
$51
2009
2010
2011
2012
LTM

Reflects inclusion of Terphane subsequent to acquisition date of 10/24/11 and Bright View subsequent to acquisition date of 2/3/10.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

[2] *See Note 2 in Supplemental Financial Information for more information on this non-GAAP financial measure. See Capital Expenditures Summary on page 34.*

Tredegar CORPORATION

Film Products

Net Sales and Operating Profit from Ongoing Operations

($MM)


$523
$455
$521
$536
$612
$622
$54
$64
$67
$60
$70
$75
2008
2009
2010
2011
2012
LTM
Operating Profit from Ongoing Operations 2
Net Sales 1

Reflects inclusion of Terphane subsequent to acquisition date of 10/24/11 and Bright View subsequent to acquisition date of 2/3/10.

[1] Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.
[2] See Note 6 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Tredegar CORPORATION

Financial Summary – Bonnell Aluminum

Annual Historical Financials

Net Sales[1] ($MM)



$400
$300
$200
$100
$0
$178
$200
$240
$245
$309
2009
2010
2011
2012
LTM

Adjusted EBITDA[2] ($MM)



$30
$20
$10
$0
$1
$5
$12
$17
$23
2009
2010
2011
2012
LTM

Volume (lbs. MM)



150
100
50
0
92
95
108
115
143
2009
2010
2011
2012
LTM

Adjusted EBITDA less CapEx[2] ($MM)



$20
$10
$0
-$10
-$20
-$30
-$21
$1
$9
$14
$15
2009
2010
2011
2012
LTM

Reflects inclusion of AACOA subsequent to acquisition date of 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

[2] *See Note 2 in Supplemental Financial Information for more information on this non-GAAP financial measure. See Capital Expenditures Summary on page 34.*

Tredegar CORPORATION

Bonnell Aluminum

Net Sales and Operating Profit from Ongoing Operations

($MM)



$340
$178
$200
$240
$245
$309
$10
($7)
($4)
$3
$9
$14
2008
2009
2010
2011
2012
LTM
Operating Profit from Ongoing Operations 2
Net Sales 1

Reflects inclusion of AACOA subsequent to acquisition date of 10/1/12.

[1] *Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

[2] *See Note 6 in Supplemental Financial Information for more information on this non-GAAP measure.*

Tredegar CORPORATION

Tredegar Corporation

Debt Capital Structure and Liquidity Measures

($MM)	September 30, 2013
Total Debt	$134.0
Cash and Cash Equivalents	$42.6
Net Debt [1]	$91.4
Shareholders' Equity	$376.7
Total Indebtedness-to-Adjusted EBITDA [2]	1.30x
Net Debt-to-Capitalization[3]	20%

[1] *See Note 4 in Supplemental Financial Information for more information on this non-GAAP financial measure.*
[2] *As defined under Tredegar's credit agreement. See Tredegar's 2013 Second Quarter Report on Form 10-Q (page 38) for more information on this non-GAAP financial measure.*
[3] *See Note 5 in Supplemental Financial Information for more information on this non-GAAP financial measure.*

Tredegar Corporation

Financial Highlights: Capital Expenditures

($MM)					
Capital Expenditures	**2009**	**2010**	**2011**	**2012**	**2013 Projection**
Film Products	$11.5	$15.8	$13.1	$30.5	$68.0
Bonnell Aluminum	22.5	4.3	2.7	2.3	18.0
Corporate	0.1	0.2	0.1	0.4	n/a
Total	$34.1	$20.4	$15.9	$33.3	$86.0
% Net Sales[1]	*5.3%*	*2.8%*	*2.0%*	*3.8%*	

Projections for 2013 include projected expenditures of $44 M for Films Products' flexible packaging capacity expansion in Brazil and $14 MM for Bonnell Aluminum's expansion project in Newnan, GA to primarily serve automotive market

[1] Net sales represent sales less freight. See Note 1 in Supplemental Financial Information for more information on this non-GAAP financial measure.

Committed to Increasing Shareholder Value

Performance Targets[1]

	2014	2016*
Film Products		
• **Volume Growth**	~ 1%	~ 5%
• Surface Protection: New technologies for high-end TVs, tablets and smartphones		
• Flexible Packaging: New capacity begins to ramp up in the first half of 2014		
• Personal Care: Growth (primarily from emerging markets) mitigated by impact of loss of P&G baby care elastics		
• **EBITDA Margins**	~ 16%	~18%
Bonnell Aluminum		
• **Volume Growth**	~ 7%	~ 6%
• Low single digit growth expected in nonresidential building and construction market		
• Automotive capacity scheduled to come on line in the first quarter of 2014		
• **EBITDA Margins**	~ 8%	~ 10%
Tredegar ROIC	~ 7%	~ 11%

•Three year CAGR (2013 – 2016) for Film Products and Bonnell volume targets

[1] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results.

Tredegar CORPORATION

Tredegar is Well Positioned for Future Success

Strategy	➢ Leverage core manufacturing capabilities to accelerate profitable growth ➢ Increase market share while diversifying customer base and expanding product offerings ➢ Pursue adjacent acquisitions as part of growth and diversification strategy ➢ Continue to derive benefits from previously executed strategic acquisitions
Market Drivers	➢ Growth for personal care products occurring in emerging markets as new users enter market and aging baby-boomers consume retail adult incontinence products ➢ Electronics and display market is expanding with strong growth in tablet and smartphone segments of electronics and display ➢ 2014 World Cup and 2016 Olympics expected to improve demand in flexible packaging market in Brazil ➢ Nonresidential building and construction recovery opportunity ➢ Growing aluminum content in vehicles, driven by new CAFE standards, expected to outpace overall growth rate of automobiles in auto industry
Business Performance	➢ Strong cash from operations performance and solid balance sheet provide flexibility to invest in business while simultaneously returning cash to shareholders ➢ Leading technology, superior quality and service reliability have allowed Tredegar to build leadership positions in each of its core markets
Recent Investments	➢ Committed over $390MM for acquisitions and expansion projects from 2010 to 2013 ➢ Expanding production capabilities and product offerings in emerging markets, including India, China and Brazil ➢ Committed resources to facilitate growth of automotive and other end markets for aluminum extrusions
Management Team	➢ Management Team has led the company to measurable success since the beginning of 2010 ➢ 115 years of combined successful industry experience

Senior Management Team



Nancy M. Taylor

President and
Chief Executive Officer



Mary Jane Hellyar

President, Tredegar Film Products
and Corporate Vice President



Kevin A. O'Leary

Vice President,
Chief Financial Officer and Treasurer



W. Brook Hamilton

President,
The William L. Bonnell Company



A. Brent King

Vice President,
General Counsel and
Corporate Secretary

Tredegar CORPORATION

Supplemental End Market Information

Personal Care

- Positive demographics and market trends driving demand for absorbent products in core end markets
  - Baby diapers: driven by demand from developing and emerging markets
  - Feminine hygiene: driven by demand from developing and underdeveloped markets and penetration growth
  - Adult incontinence: increasing elderly population penetration growth
- Innovative new products will drive sales growth
  - New premium topsheet launched in 2012
  - Higher performing elastics for diapers and training pants (should mitigate partially the impact of the announced loss of certain elastic laminates supplied to P&G)
  - Improved acquisition distribution layer for improved fluid control in diapers
- New capacity will support opportunities for growth in emerging markets
  - Began commercial production in India (2011)
  - New capacity and upgraded capabilities to support growth in topsheets and elastics in China and Brazil

Personal Care Products

Current Products

- Hygiene topsheets
- Acquisition distribution / transfer / surge layers
- Elastic closure systems
- Waistbands
- Garment-like elastic side panels

Technology

- Elastic films and laminate materials



Packaging Film
Topsheet
Acquisition
Distribution Layer
Elastic
Waistband
Backsheet
(Outer Layer)
Topsheet
Elastic
Side Panels
Acquisition
Distribution Layer
Backsheet
(Outer Layer)

Tredegar CORPORATION

Surface Protection

- Product, market and demographic trends driving demand in core end-markets
  - Flat panel displays
  - Small displays (smartphones and tablets)
  - Flat Panel TVs: 100% penetration vs. Cathode Ray Tube TVs by 2015[1]
  - Advances in touch screen technology driving growth
  - China will play large role in LCD growth (currently has 20 – 25% LCD TV market share)[2]

- New products support customer demand for increased quality and service
- Reducing customer concentration with new business wins
- New capacity will support opportunities for growth in Asia
  - New line in Guangzhou (1Q15)

[1] NPD DisplaySearch, *U.S. Flat Panel Display Conference*, March 2013

[2] NPD DisplaySearch, *Quarterly Advanced Global TV Shipment and Forecast Report*, September 2013

Tredegar CORPORATION

Surface Protection Products

Current Products

- Polyolefin-based cast films
- Customized adhesion films for smooth, matte, or structured surfaces

Technologies / Capabilities

- Surface engineering expertise
  - Protection of various sensitive substrates
- Industry-leading quality and process technologies







Flexible Packaging

- Emerging markets and packaging innovation driving demand in core food and consumer end-market
- Terphane acquisition expanded addressable market and accelerated emerging market growth strategy
  - Leading manufacturer of specialized PET serving growing food industry in Brazil
  - Growth platform to participate in Latin American markets
  - Cross-selling opportunities for existing film products
- Strong market share in key geographies
- Customer base
  - Consumer product manufacturers, converters supplying major manufacturers
  - Well-diversified customer base
- Current Market Dynamics
  - The PET film market is a global market with supply / demand cyclicality
  - Pricing and margin pressure is anticipated in the near term as peak utilization in 2010 led to investment in new capacity around the world
  - As key emerging economies experience slower than expected growth, near-term price pressure is accentuated
  - Our key market, Brazil, is impacted by its slower than anticipated GDP rate as well as aggressive bidding by importers intent on relieving their excess capacity in Brazil
  - Focused on operating efficiencies and aggressive cost reductions to mitigate some of the impact of current pricing pressure

Flexible Packaging Products

Current Products

- Flexible packaging for perishable and non-perishable foods
- Non-food flexible packaging; industrial applications

Technology

- Specialized polyester ("PET") films with properties such as heat resistance, strength, barrier protection and the ability to accept high quality graphics
- Vertical integration of polyester resin in Brazil, enabling unique specialized features



Tredegar CORPORATION

Films for Other Markets – Engineered Optics

- Growth market supported by strong market adoption of LED lighting
  - Primary end market: illumination, appliances, automotive
  - LED market expected to grow over 30% annually from 2011 to 2016[1]
- Building reputation as leading solution provider with broad product offering
  - Significant growth over past 3 years; three major product lines and numerous products
  - Reflector product gaining momentum
    - Combination of Bright View and Tredegar Films technology
    - 120+ customers on 6 continents; critical component of high-volume/high-performance products
- Strong new customer pipeline

[1] PwC, "*The LED Industry*", October 2012

Tredegar CORPORATION

Engineered Optics Products

Current Products

- Engineered optics: diffusers and reflectors

Technologies

- Optical design
- Photoreplication
- Polymer formulation
- Film extrusion







Tredegar CORPORATION

Tredegar CORPORATION

GAAP Reconciliations

Supplemental Information
Notes

Tredegar acquired Bright View Technologies Corporation on February 3, 2010, and its operations were incorporated into Film Products effective January 1, 2012. Prior year balances have been revised to conform with the current year presentation.

Film Products results include the acquisition of Terphane Holdings LLC on October 24, 2011. Bonnell Aluminum results include the acquisition of AACOA, Inc. on October 1, 2012.

Notes:

1. Net sales represent sales less freight. Net sales is a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles (U.S. GAAP), and it is not intended to represent sales as defined by U.S. GAAP. Net sales is a key measure used by the chief operating decision maker of each segment for purposes of assessing performance. A reconciliation of net sales to sales is shown below:

(In millions)							First Nine Months	
	2008	2009	2010	2011	2012	LTM	2012	2013
Film Products	$522.8	$455.0	$520.8	$535.5	$611.9	$622.5	$459.2	$469.8
Aluminum Extrusions	340.3	177.5	199.6	240.4	245.5	309.2	172.5	236.3
Total net sales	863.1	632.5	720.4	775.9	857.4	931.7	631.7	706.1
Add back freight	20.8	16.1	17.8	18.5	24.8	29.6	17.4	22.1
Sales as shown in consolidated statements of income	$883.9	$648.6	$738.2	$794.4	$882.2	$961.3	$649.1	$728.2

2. Adjusted EBITDA represents net income (loss) from continuing operations before interest, taxes, depreciation, amortization, unusual items, goodwill impairments, gains or losses associated with plant shutdowns, asset impairments and restructurings, gains or losses from the sale of assets, investment write-downs or write-ups, charges related to stock option awards accounted for under the fair value-based method and other items. Adjusted EBITDA is a non-GAAP financial measure that is not intended to represent net income (loss) or cash flow from operations as defined by U.S. GAAP and should not be considered as either an alternative to net income (loss) (as an indicator of operating performance) or to cash flow (as a measure of liquidity). Tredegar uses Adjusted EBITDA as a measure of unlevered (debt-free) operating cash flow.

   We also use it when comparing relative enterprise values of manufacturing companies and when measuring debt capacity. When comparing the valuations of a peer group of manufacturing companies, we express enterprise value as a multiple of Adjusted EBITDA. We believe Adjusted EBITDA is preferable to operating profit and other GAAP measures when applying a comparable multiple approach to enterprise valuation because it excludes the items noted above, measures of which may vary among peer companies.

   A reconciliation of ongoing operating profit (loss) from continuing operations to Adjusted EBITDA is shown on the next page. Amounts relating to corporate overhead for the prior years have been reclassified to conform with the current year's presentation. Adjusted EBITDA for Aluminum Extrusions in 2012 includes an adjustment of $2.4 million for accelerated depreciation associated with the shutdown of its manufacturing facility in Kentland, IN. Accelerated depreciation associated with the shutdown of the Kentland manufacturing facility was excluded from operating profit from ongoing operations. This amount has therefore been subtracted from the amount of depreciation expense added back in calculating Adjusted EBITDA.

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

2.

LTM		Film Products		Aluminum Extrusions		Total
Operating profit (loss) from ongoing operations	$	75.3	$	14.0	$	89.3
Add back depreciation & amortization		35.2		9.2		44.4
Adjusted EBITDA before corporate overhead (a)		110.5		23.2		133.7
Corporate overhead		-		-		(30.0)
Adjusted EBITDA (c)	$	110.5	$	23.2	$	103.7
Net sales (b)	$	622.5	$	309.2	$	931.7
Adjusted EBITDA margin [(a) / (b)]		17.8%		7.5%		14.4%
Capital expenditures (d)	$	59.1	$	8.1	$	67.3
Adjusted EBITDA less capital expenditures [(c) - (d)]		51.4		15.1		36.4
2012						
Operating profit (loss) from ongoing operations	$	70.0	$	9.0	$	79.0
Add back depreciation & amortization		39.2		10.0		49.2
Less accelerated depreciation associated with plant shutdown				(2.4)		(2.4)
Adjusted EBITDA before corporate overhead (a)		109.2		16.6		125.8
Corporate overhead		-		-		(22.3)
Adjusted EBITDA (c)	$	109.2	$	16.6	$	103.5
Net sales (b)	$	611.9	$	245.5	$	857.4
Adjusted EBITDA margin [(a) / (b)]		17.8%		6.8%		14.7%
Capital expenditures (d)	$	30.5	$	2.3	$	33.3
Adjusted EBITDA less capital expenditures [(c) - (d)]		78.7		14.3		70.2
2011						
Operating profit (loss) from ongoing operations	$	59.5	$	3.5	$	63.0
Add back depreciation & amortization		36.3		8.3		44.6
Adjusted EBITDA before corporate overhead (a)		95.8		11.8		107.6
Corporate overhead		-		-		(15.5)
Adjusted EBITDA (c)	$	95.8	$	11.8	$	92.1
Net sales (b)	$	535.5	$	240.4	$	775.9
Adjusted EBITDA margin [(a) / (b)]		17.9%		4.9%		13.9%
Capital expenditures (d)	$	13.1	$	2.7	$	15.9
Adjusted EBITDA less capital expenditures [(c) - (d)]		82.7		9.1		76.2

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

2.

LTM		Film Products		Aluminum Extrusions		Total
2010						
Operating profit (loss) from ongoing operations	$	66.7	$	(4.2)	$	62.5
Add back depreciation & amortization		34.4		9.1		43.5
Adjusted EBITDA before corporate overhead (a)		101.1		4.9		106.0
Corporate overhead		-		-		(16.2)
Adjusted EBITDA (c)	$	101.1	$	4.9	$	89.8
Net sales (b)	$	520.8	$	199.6	$	720.4
Adjusted EBITDA margin [(a)/(b)]		19.4%		2.5%		14.7%
Capital expenditures (d)	$	15.8	$	4.3	$	20.4
Adjusted EBITDA less capital expenditures [(c) - (d)]		85.3		0.6		69.4
2009						
Operating profit (loss) from ongoing operations	$	64.4	$	(6.5)	$	57.9
Add back depreciation & amortization		32.4		7.6		40.0
Adjusted EBITDA before corporate overhead (a)		96.8		1.1		97.9
Corporate overhead		-		-		(13.9)
Adjusted EBITDA (c)	$	96.8	$	1.1	$	84.0
Net sales (b)	$	455.0	$	177.5	$	632.5
Adjusted EBITDA margin [(a)/(b)]		21.3%		0.6%		15.5%
Capital expenditures (d)	$	11.5	$	22.5	$	34.1
Adjusted EBITDA less capital expenditures [(c) - (d)]		85.3		(21.4)		49.9
Nine Months Ended September 30, 2013						
Operating profit (loss) from ongoing operations	$	55.4	$	12.4	$	67.8
Add back depreciation & amortization		26.9		6.9		33.8
Adjusted EBITDA before corporate overhead (a)		82.3		19.3		101.6
Corporate overhead		-		-		(23.9)
Adjusted EBITDA (c)	$	82.3	$	19.3	$	77.7
Net sales (b)	$	469.8	$	236.3	$	706.1
Adjusted EBITDA margin [(a)/(b)]		17.5%		8.2%		14.4%
Capital expenditures (d)	$	47.2	$	7.5	$	54.7
Adjusted EBITDA less capital expenditures [(c) - (d)]		35.1		11.8		23.0
Nine Months Ended September 30, 2012						
Operating profit (loss) from ongoing operations	$	50.0	$	7.3	$	57.3
Add back depreciation & amortization		30.8		7.6		38.4
Less accelerated depreciation associated with plant shutdown		-		(2.4)		(2.4)
Adjusted EBITDA before corporate overhead (a)		80.8		12.5		93.3
Corporate overhead		-		-		(15.8)
Adjusted EBITDA (c)	$	80.8	$	12.5	$	77.5
Net sales (b)	$	459.2	$	172.5	$	631.7
Adjusted EBITDA margin [(a)/(b)]		17.6%		7.2%		14.8%
Capital expenditures (d)	$	18.6	$	1.8	$	20.6
Adjusted EBITDA less capital expenditures [(c) - (d)]		62.2		10.7		56.9

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

3. The after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) and earnings (loss) per share from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of income and earnings per share from ongoing operations. Income and earnings per share from ongoing operations are key financial and analytical measures used by Tredegar to gauge the operating performance of its ongoing operations. They are not intended to represent the stand-alone results for Tredegar's ongoing operations under GAAP and should not be considered as an alternative to net income or earnings per share from continuing operations as defined by U.S. GAAP. They exclude items that we believe do not relate to Tredegar's ongoing operations. A reconciliation is shown below:

(in millions, except per share data)						First Nine Months	
	2009	2010	2011	2012	LTM	2012	2013
Net income (loss) from continuing operations as reported under U.S. GAAP	$ (1.4)	$ 26.8	$ 28.5	$ 43.2	$ 40.4	$ 29.3	$ 26.5
After tax effects of:							
(Gains) losses associated with plantt shutdowns, asset impairments and restructurings	2.4	0.9	1.2	3.2	1.4	2.3	0.5
(Gains) losses from sale of assets and other	(2.7)	1.0	(1.8)	(7.9)	(3.6)	(2.8)	1.5
Goodwill impairment relating to aluminum extrusions business	30.6	-	-	-	-	-	-
Income from ongoing operations	$ 28.9	$ 28.7	$ 27.9	$ 38.5	$ 38.2	$ 28.8	$ 28.5
Diluted earnings (loss) from continuing operations per share under GAAP	$ (0.04)	$ 0.82	$ 0.89	$ 1.34	$ 1.24	$ 0.91	$ 0.81
After tax effects of:							
(Gains) losses associated with plantt shutdowns, asset impairments and restructurings	0.07	0.03	0.04	0.10	0.04	0.07	0.02
(Gains) losses from sale of assets and other	(0.08)	0.03	(0.06)	(0.24)	(0.11)	(0.08)	0.05
Goodwill impairment relating to aluminum extrusions business	0.90	-	-	-	-	-	-
Diluted earnings per share from ongoing operations	$ 0.85	$ 0.88	$ 0.87	$ 1.20	$ 1.17	$ 0.90	$ 0.88

Tredegar CORPORATION

Supplemental Information
Notes

Notes (continued):

4. Net debt is a non-GAAP financial measure that is not intended to represent debt as defined by GAAP, but is utilized by management in evaluating financial leverage and equity valuation. A calculation of net debt is shown below:

(In millions)		September 30, 2013
Debt	$	134.0
Less: Cash and cash equivalents		(42.6)
Net debt	$	91.4

5. Net debt-to-capitalization is a non-GAAP financial measure that is used by management in evaluating financial leverage and equity valuation. The calculation is Net Debt divided by Total Capitalization. A reconciliation of net debt-to-capitalization is shown below:

(In millions except percentages)		September 30, 2013
Net debt (see note 4) (a)	$	91.4
Shareholders equity (b)		376.7
Net debt-to-capitalization [(a) / (a+b)]		20%

Supplemental Information

Notes

Notes (continued):

6. Operating profit from ongoing operations is used by management to assess profitability. A reconciliation of operating profit from ongoing operations to net income is show below:

Operating profit (loss): (in thousands)	2008	2009	2010	2011	2012	LTM 9/30/13
Film Products:						
Ongoing operations	$ 53,914	$ 64,379	$ 66,718	$ 59,493	$ 69,950	$ 75,302
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items	(11,297)	(1,846)	(758)	(6,807)	(109)	1,406
Aluminum Extrusions:						
Ongoing operations	10,132	(6,494)	(4,154)	3,457	9,037	14,039
Goodwill Impairment charge	-	(30,559)	-	-	-	-
Plant shutdowns, asset impairments and restructurings, gain from sale of assets and other items	(687)	(639)	493	58	(5,427)	(3,171)
AFBS (formerly Therics):						
Gain on sale of investments in Theken Spine and Therics, LLC	1,499	1,968	-	-	-	-
Total	53,561	26,809	62,299	56,201	73,451	87,576
Interest income	1,006	806	709	1,023	418	388
Interest expense	2,393	783	1,136	1,926	3,590	2,990
Gain on sale of corporate assets	1,001	404	-	-	-	-
Unrealized loss on investment property	-	-	-	-	-	(1,018)
Gain (loss) from an investment accounted for under the fair value method	5,600	5,100	(2,200)	1,600	16,100	7,200
Stock option-based compensation costs	782	1,692	2,064	1,940	1,432	1,144
Corporate expenses,net	8,866	13,334	17,118	16,169	23,443	30,441
Income (loss) from continuing operations before income taxes	49,127	17,310	40,490	38,789	61,504	59,571
Income taxes	19,486	18,663	13,649	10,244	18,319	19,186
Income (loss) from continuing operations	29,641	(1,353)	26,841	28,545	43,185	40,385
Income (loss) from discontinued operations, net of tax	(705)	-	186	(3,690)	(14,934)	(17,367)
Net income (loss)	$ 28,936	$ (1,353)	$ 27,027	$ 24,855	$ 28,251	$ 23,018

Tredegar CORPORATION

Supplemental Information

Notes

Notes (continued):

7. The pre-tax and after-tax effects of losses associated with plant shutdowns, asset impairments and restructurings and gains or losses from the sale of assets and other items (which includes unrealized gains and losses for an investment accounted for under the fair value method) have been presented separately and removed from income (loss) from continuing operations as reported under U.S. GAAP to determine Tredegar's presentation of income from ongoing operations. Income from ongoing operations is a key financial and analytical measure used by Tredegar to gauge the operating performance of its ongoing operations. It is not intended to represent the stand-alone results for Tredegar's ongoing operations under GAAP and should not be considered as an alternative to net income from continuing operations as defined by U.S. GAAP. It excludes items that we believe do not relate to Tredegar's ongoing operations. A reconciliation of the pre-tax and post-tax balances attributed to income from ongoing operations for the year ended December 31, 2012 and nine months ended September 30, 2013 are shown below in order to show its impact upon the effective tax rate:

(in millions)

Year Ended December 31, 2012	Pre-Tax (a)	Taxes (b)	After-Tax	Effective Tax Rate (b)/(a)
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 61.5	$ 18.3	$ 43.2	30%
After tax effects of:				
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	5.1	1.9	3.2	
(Gains) losses from sale of assets and other	(14.5)	(6.6)	(7.9)	
Income from ongoing operations	$ 52.1	$ 13.6	$ 38.5	26%
Nine Months Ended September 30, 2013				
Net income (loss) from continuing operations as reported under U.S. GAAP	$ 38.7	$ 12.2	$ 26.5	32%
After tax effects of:				
(Gains) losses associated with plant shutdowns, asset impairments and restructurings	0.8	0.3	0.5	
(Gains) losses from sale of assets and other	1.6	0.1	1.5	
Income from ongoing operations	$ 41.1	$ 12.6	$ 28.5	31%

Supplemental Information
Notes

Notes (continued):

8. Return on invested capital (ROIC) is defined by Tredegar as Adjusted Net Income from Ongoing Operations divided by average Invested Capital where the individual components are defined as follows:

Adjusted Net Income from Ongoing Operations equals:

	Income from Ongoing Operations (as previously defined and reconciled in Note 3)
Plus	Pension expense excluding service costs, net of taxes
Plus	Interest expense, net of tax

Average Invested Capital is the average of the beginning and ending Invested Capital balance where Invested Capital is defined as follows:

	Shareholders equity
Plus	Long-term debt
Plus	Short-term portion of long-term debt
Plus	Accrued pension liability
Minus	Cash
Minus	Non-operating investments (investment in Intelliject, Inc.; Harbinger Capital Special Situations Fund, L.P. and investment real estate property)

ROIC for 2012 is calculated as follows:

($ millions, except percentages)		Year Ended December 31, 2012
Income from Ongoing Operations		$ 38.5 *
Pension expense	8.1	
Less: Service Costs	(3.7)	
Taxes (26%)	(1.1)	
Pension expense excluding service costs, net of taxes		3.3
Interest expense	3.6	
Taxes (26%)	(0.9)	
Interest Expense, net of tax		2.7
Adjusted Net Income from Ongoing Operations (a)		$ 44.5

	December 31, 2011	December 31, 2012	Average
Shareholders equity	$ 396.9	$ 372.3	$ 384.6
Long-term debt	125.0	128.0	126.5
Short-term portion of long-term debt	-	-	-
Accrued pension liability	57.8	83.3	70.6
Less: Cash	(68.9)	(48.8)	(58.9)
Less: Non-operating investments			-
Investment in Intelliject, Inc.	(17.6)	(33.7)	(25.7)
Investment in Harbinger Capital Special Situations Fund, L.P.	(5.2)	(3.6)	(4.4)
Investment in real estate property	(6.9)	(6.9)	(6.9)
Invested Capital (b)			$ 485.8
ROIC (a) / (b)			9.2%

* See Note 3 for additional detail and a reconciliation of this non-GAAP measure.

Tredegar CORPORATION



Investor Presentation

November 2013